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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                               SCHEDULE 14A


         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [__}


Check the appropriate box:

[___]  Preliminary Proxy Statement

[___]  Confidential, for Use of the Commission Only

[___]  Definitive Proxy Statement

[ X ]  Definitive Additional Materials

[___]  Soliciting Material Pursuant to Rule 240.14a-12


                         AUTO-GRAPHICS, INC.
                      -------------------------
                        (Name of Registrant)

                           Not Applicable
-------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


[_X_]  No fee required.


                     Cover Letter Information

NOTE: It is proposed that definitive proxy materials be mailed on or before March 1, 2002 if at all possible.


CONTACT: For information regarding this proxy statement/filing, please call Daniel E. Luebben, Secretary at (909) 595-7204 ext. 499 or 3201 Temple Avenue, Pomona, Ca 91768

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                               AUTO-GRAPHICS, INC.
                                3201 Temple Avenue
                             Pomona, California  91768

                                  SUPPLEMENT

                                      TO

                  PROXY STATEMENT FOR ADJOURNED ANNUAL MEETING
                                OF SHAREHOLDERS
                            To Be Held March 27, 2002

GENERAL INFORMATION

      After conducting the business at the annual meeting of shareholders of Auto-Graphics, Inc. on February 27, 2002, Robert S. Cope, James R. Yarter and Robert L. Lovett (holders of a majority of outstanding shares) voted in favor of adjourning the meeting to March 27, 2002 at 3:00 p.m. ("Adjourned Annual Meeting") at 3201 Temple Avenue, Pomona, California 91768 for the sole purpose of considering the shareholder proposal submitted by Robert
H. Bretz (See Shareholder Proposal).

      This Supplement to Proxy Statement, which will be first mailed to shareholders on or about March 1, 2002, is furnished in connection with the solicitation of proxies by the board of directors of Auto-Graphics, Inc. (the "Company" or "Auto-Graphics"), to be voted at the Adjourned Annual Meeting of the Shareholders of the Company. The sole purpose of the Adjourned Annual Meeting is to vote on the Shareholder Proposal contained herein.

      Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the Adjourned Annual Meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the Adjourned Annual Meeting or by executing another proxy dated as of the later date. The Company will pay the cost of solicitation of proxies.

      Shareholders of record at the close of business on December 31, 2001 will be entitled to vote at the Adjourned Annual Meeting on the basis of one vote for each share held. On December 31, 2001, there were 4,997,234 shares of Common Stock outstanding.

SHAREHOLDER  PROPOSAL.

      Robert H. Bretz, 520 Washington Boulevard, #428, Marina Del Rey, California 90292, phone (310) 578-1957, has notified the Company that he intends to submit the following proposal at the Adjourned Annual Meeting:

      Mr. Bretz has proposed the following amendment to the Company's By-
Laws:

      RESOLVED, that the Company's By-laws, Article III, Section 3, be and is hereby amended by the shareholders of the Company (the "Amendment") to read in its entirety as follows (so as to add the below new two last sentences to the language of the section as it previously appears):

      "Section 3. ELECTION, ELIGIBILITY AND TENURE OF OFFICE. The Directors shall be elected by ballot at the annual meeting of the shareholders, to serve for one year and until their successors are elected and have been qualified. Their term of office shall begin immediately after election. No person past the age of 67 (the date after such person's 67th birthday marking the commencement of such person's 67th year of living) shall be eligible and/or actually or continue to serve as a director of the Company. Notwithstanding any contrary provision contained in these By-laws, this section of the By-laws shall only be amended or otherwise changed by a two-thirds (2/3) vote of the shares entitled to vote at any annual meeting of the shareholders of the Company as provided for in these By-laws."

Supporting Statement.

      Mr. Bretz recommends to the shareholders of the Company for the adoption of the proposal at the Company's 2001 Annual Meeting of Shareholders to assist in ensuring that the Company's board of directors and resulting management policies and direction are constantly evolving, so as to provide the Company with an ongoing modern, fresh and vigorous approach to managing the Company's business and affairs, with the objective that the Company can and will grow and prosper in an ever changing current and future environment in the best interest and for the benefit of its shareholders and thereby its employees, customers and other parties who have an interest in the Company succeeding.

Statement Against Proposal.

      The Board recommends a vote against the shareholder proposal. Auto-Graphics, Inc. objects to the inclusion of the above shareholder proposal on the ground that it would deprive the Company of having experienced business people who are age 67 being elected to the Company's board of directors.

Vote Required and Board Recommendation

      The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

SOLICITATION OF PROXIES

      The proxy accompanying this Supplemental Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.

      If you have any questions or require any additional information or assistance or wish a copy of the annual report, please call Daniel E. Luebben, the Secretary of the Company, at 1-800-776-6939, or send request to 3201 Temple Avenue, Pomona, California 91768.

DATED: Pomona, California, March 1, 2002.

                          AUTO-GRAPHICS, INC.
                     ATTN: CHIEF FINANCIAL OFFICER
                          3201 TEMPLE AVENUE
                       POMONA, CALIFORNIA 91768
                            1-800-776-6939

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This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AGAINST THE
SHAREHOLDER PROPOSAL.

Please mark you votes as indicated [X]
                                              FOR    AGAINST  ABSTAIN

Shareholder Proposal.                         [_]      [_]      [_]
(The Board recommends a
vote against this proposal)

                         AUTO-GRAPHICS, INC.
                             P R O X Y
                 FOR ADJOURNED ANNUAL MEETING OF THE
                 SHAREHOLDERS OF AUTO-GRAPHICS, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints ROBERT S. COPE with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Adjourned Annual Meeting of Shareholders of the Company to be held at 3201 Temple Avenue, Pomona, California 91768 on March 27, 2002 at 3:00 p.m. and at any adjournments thereof.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature ____________________________________________ Dated:_______________

Signature if held jointly _____________________________ Dated:______________





                            YOUR VOTE IS IMPORTANT!
                               VOTE BY PROXY CARD

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                              THANK YOU FOR VOTING.

mar272002proxysupplc.txt